Exhibit 10.1

PROXY
AND
VOTING AGREEMENT

THIS PROXY AND VOTING AGREEMENT (this “Agreement”), dated as of  May 16, 2006, is entered into by and among Herbst Gaming, Inc., a Nevada corporation (“Parent”); HGI-Casinos, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”); Cornelius T. Klerk; David R. Grundy; Deborah Lundgren; Doug Hayes; Ferenc B. Szony; Jon N. Bengtson; Larry Tuntland; Louis J. Phillips; Pete Cladianos III; Pete Cladianos; Jr.; Robert J. Medeiros; Katherene Latham; Bradley Cladianos 1996 Trust; The Hannah Patricia Pauly Trust; The Pete Cladianos III Trust; The Antonia Cladianos II Grantor Retained Annuity Trust; The Leslie Cladianos Grantor Retained Annuity Trust; The Pete Cladianos Jr. Trust FBO Pete Cladianos III; The Katherene Johnson Latham Trust FBO Pete Cladianos III; The Katherene Johnson Latham Trust FBO Leslie Cladianos; The Pete Cladianos Jr. Trust FBO Leslie Cladia; The Pete Cladianos Jr. Trust FBO Antonia Cladianos II; The Katherene Johnson Latham Trust FBO Antonia Cladianos II; The Pete Cladianos Jr. Trust FBO Allison Cladianos; The Pete Cladianos Jr. Trust FBO Antonia Cladianos II Trust; The Pete Cladianos III Grantor Retained Annuity Trust; Antonia Cladianos; The Katherene J. Latham 1988 Trust; Katherene Renee Lundgren UNIFTRF MIN ACT NV; The Deborah R. Lundgren Family Trust; The Katherene Johnson Latham Trust FBO Katherene R. Lundgren; The Pete Cladianos Jr. FBO Katherene R. Lundgren; The Katherene Johnson Latham Trust FBO Gregory K. Lundgren; The Pete Cladianos Jr. Trust FBO Gregory K. Lundgen; The Katherene R. Lundgren Trust; The Gregory Kent Lundgren Trust and The Deborah R. Lundgren 1986 Trust;  (such individuals and entities together, the “Stockholders” and each a “Stockholder”) and, with respect to Section 7(k) hereof only, The Sands Regent, a Nevada corporation (the “Company”)

RECITALS

WHEREAS, concurrently herewith, Parent, Merger Sub, and the Company have entered into an Agreement and Plan of Merger, of even date herewith (as such agreement may hereafter be amended from time to time in conformity with the provisions thereof, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company and the Company shall be the surviving corporation and become a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, the Stockholders are the beneficial owners (as defined below) of shares of common stock, $0.10 par value per share, of the Company in such amounts as set forth in Annex A (such shares, together with all other shares of capital stock or other voting securities of the Company with respect to which each Stockholder has beneficial ownership as of the date of this Agreement, and any shares of capital stock or other voting securities of the Company, beneficial ownership of which is directly or indirectly acquired after the date hereof, including, without limitation, shares received pursuant to any stock splits, stock dividends or distributions, shares acquired by purchase or upon the exercise, conversion or exchange of any option, warrant or convertible security or otherwise, and shares or any voting securities of the Company received pursuant to any change in the capital stock of the Company by reason of any recapitalization, merger, reorganization, consolidation, combination, exchange of shares or the like, are referred to herein as “Stockholder Shares”); and

WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent and Merger Sub have requested that the Stockholders agree, and the Stockholders have each agreed, to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Definitions. For the purposes of this Agreement, terms not defined herein but used herein and defined in the Merger Agreement shall have the meanings set forth in the Merger Agreement, unless the context clearly indicates otherwise.

2.                                       Voting Agreement. Each Stockholder hereby agrees with Parent and Merger Sub that, at any meeting of the Company’s stockholders, however called, such Stockholder shall appear at each such meeting, in person or by proxy, or otherwise cause all of their respective Stockholder Shares then outstanding to be counted as present thereat for purposes of establishing a quorum, and such Stockholder shall vote, or cause to be voted (or in connection with any written consent of the Company’s stockholders, act, or cause to be acted, by written consent, if so permitted) with respect to all Stockholder Shares that such Stockholder is entitled to vote or as to which such Stockholder has the right to direct the voting, as of the relevant record date, (i) in favor of the Merger Agreement and the Merger and each of the other actions contemplated by the Merger Agreement and this Agreement and actions required in furtherance thereof and hereof; (ii) against any proposal that is intended to, or is reasonably likely to result in any of the conditions of the Parent’s or Merger Sub’s obligations under the Merger Agreement not being fulfilled; and (iii) against (A) any Acquisition Proposal (as defined in the Merger Agreement), or (B) the election of a group of individuals to replace a majority or more of the individuals presently on the Board of Directors of the Company; provided that if one or more individuals presently on the Board of Directors withdraws his or her nomination for reelection at any meeting of stockholders for the election of directors, such Stockholder may vote for a replacement director nominated by the Company’s Board of Directors for such individual(s); provided further that nothing in this Agreement shall be interpreted as obligating any Stockholder to exercise any options to acquire shares of capital stock of the Company.

3.                                       Proxy.

(a)                                  Each Stockholder hereby irrevocably (but subject to the termination provisions of Section 6 hereof) constitutes and appoints Parent, which shall act by and through Edward J. Herbst (the  “Proxy Holder”), with full power of substitution, its true and lawful proxy and attorney-in-fact to vote at any meeting (and any adjournment or postponement thereof) of the Company’s stockholders called for purposes of considering whether to approve any transaction described in Section 2 hereof, or to execute a written consent of stockholders in lieu of any such meeting (if so permitted), all Stockholder Shares held by such Stockholder of record as of the relevant record date, in the manner specified in Section 2 hereof.

(b)                                 The proxy and power of attorney granted herein shall be deemed to be coupled with an interest sufficient in law to support a proxy and shall revoke all prior proxies granted by each Stockholder which conflict with the proxy granted herein. Each Stockholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and power of attorney. Each Stockholder shall not grant any proxy to any person which conflicts with the proxy granted herein, and any attempt to do so shall be void. The power of attorney granted herein is a durable power of attorney and shall survive the insolvency, incapacity, death or liquidation of a Stockholder, as the case may be.

(c)                                  If any Stockholder fails for any reason to vote his, her or its Stockholder Shares as required by Section 2 hereof, then the Proxy Holder shall have the right to vote the Stockholder Shares held by such Stockholder at any meeting of the Company’s stockholders and in any action by written consent of the Company’s stockholders in accordance with this Section 3. The vote of a Proxy Holder shall control in any conflict between a vote of such Stockholder Shares by a Proxy Holder and a vote of such Stockholder Shares by such Stockholder with respect to the matters set forth in Section 2 hereof.

4.                                       Director and Officer Matters Excluded. Parent and Merger Sub acknowledge and agree that no provision of this Agreement shall limit or otherwise restrict any Stockholder with respect to any act or omission that a Stockholder may undertake or authorize in his or her capacity as a director or officer of the Company, including, without limitation, any vote that such Stockholder may make as a director or officer of the Company with respect to any matter presented to the Company Board.

5.                                       Other Covenants, Representations and Warranties. Each Stockholder hereby represents and warrants to, and covenants with, Parent and Merger Sub as follows:

(a)                                  Title to Stockholder Shares. Each Stockholder is the beneficial owner (as defined in Rule 13(d)(3) promulgated under the Exchange Act, “beneficial owner”) of all the Stockholder Shares set forth in Annex A opposite such Stockholder’s name. Each Stockholder has sole voting power and the sole power of disposition with respect to all of his or her Stockholder Shares outstanding on the date hereof, and will have sole voting power and sole power of disposition with respect to all of his or her Stockholder Shares acquired after the date hereof upon the exercise, conversion or exchange of any option, warrant or convertible security owned or held by such Stockholder as of the date hereof, with no limitations, qualifications or restrictions on such rights. Each Stockholder is the sole record holder of his or her Stockholder Shares outstanding on the date hereof as set forth in Annex A opposite such Stockholder’s name.

(b)                                 Power; Binding Agreement. Each Stockholder has the legal capacity, power and authority to enter into and perform all of his or her respective Stockholder obligations under this Agreement. The execution, delivery and performance of this Agreement by each Stockholder will not violate any agreement or court order to which such Stockholder is a party or is subject, including, without limitation, any voting agreement or voting trust. This Agreement has been duly and validly executed and delivered by each Stockholder and constitutes a valid and binding agreement upon each Stockholder, enforceable against such Stockholder in accordance with its terms, subject to general principles of equity.

(c)                                  Restriction on Transfer, Proxies and Non-Interference; Stop Transfer. Except as expressly contemplated by this Agreement, during the term of this Agreement, no Stockholder shall, directly or indirectly:  (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of his or her Stockholder Shares or any interest therein; (ii) grant any proxies or powers of attorney with respect to any Stockholder Shares which conflict with Section 3(a) hereof and the proxy granted herein or deposit any Stockholder Shares into a voting trust or enter into a voting agreement with respect to any Stockholder Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of his or her respective Stockholder obligations under this Agreement. Each Stockholder further agrees with and covenants to Parent that such Stockholder shall not request that the Company register the transfer of any certificate or uncertificated interest representing any of their Stockholder Shares, unless such transfer is made in compliance with this Agreement. Each Stockholder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent.

(d)                                 No Consents. To his, her or its knowledge, the execution and delivery of this Agreement by each Stockholder does not, and the performance by each Stockholder of his, her or its obligations hereunder will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity.

(e)                                  Notification of Parent. Each Stockholder hereby agrees, while this Agreement is in effect, to notify Parent and Merger Sub promptly of the number of any additional shares of capital stock and the number and type of any other voting securities of the Company acquired by such Stockholder, if any, after the date hereof.

(f)                                    Reliance by Parent and Merger Sub. Each Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(g)                                 Sophistication. Each Stockholder acknowledges being an informed and sophisticated investor and, together with such Stockholder’s advisors, has undertaken such investigation as they have deemed necessary, including the review of the Merger Agreement and this Agreement, to enable the Stockholder to make an informed and intelligent decision with respect to the Merger Agreement and this Agreement and the transactions contemplated thereby and hereby.

(h)                                 Permitted Transfers. Notwithstanding Section 5(c), any Stockholder that is a natural person shall have the right to transfer his or her Stockholder Shares to (1) any Family Member (as defined below); (2) the trustee or trustees of a trust for the benefit of such Stockholder and/or one or more Family Members; (3)  the executor, administrator or personal representative of the estate of such Stockholder; (4) any guardian, trustee or conservator appointed with respect to the assets of such Stockholder or (5) any transferee approved by Parent;  provided that in the case of any such transfer, the transferee shall, as a condition to such transfer, execute an agreement to be bound by the terms and conditions of this Agreement. “Family Member” means the Stockholder’s spouse, father, mother, issue (if living with the Stockholder), brother or sister.

6.                                       Termination. This Agreement, including the voting agreement and proxy granted pursuant to Sections 2 and 3 hereof, shall terminate immediately upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time and (c) the date of any material modification, waiver or amendment to the Merger Agreement which reduces the Per Share Amount or extends the Outside Date beyond the date which is 12 months after the date hereof.

7.                                       Miscellaneous.

(a)                                  Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(b)                                 Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto, and any attempted assignment in violation hereof shall be void.

(c)                                  Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

(d)                                 Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, sent by facsimile, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth below or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of facsimile, on the date sent if confirmation of receipt is received and such notice is also promptly mailed by registered or certified mail (return receipt requested), (C) in the case of a nationally-recognized overnight courier in circumstances under which such courier guarantees next business day delivery, on the next business day after the date when sent, and (D) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted:

if to Parent or Merger Sub:	Herbst Gaming, Inc.
3440 West Russell Road
Las Vegas, Nevada 89118
Attention: Edward J. Herbst and Sean Higgins
Facsimile: (702) 798-8079

with a copy to:	Gibson, Dunn & Crutcher LLP
333 S. Grand Ave.
Los Angeles, California 90071
Attention: Peter F. Ziegler
Facsimile: (213) 229-7520

if to a Stockholder, to:	such address for the Stockholder as set forth on the signature page hereto or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(e)                                  Severability. If any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, this Agreement shall be considered divisible and inoperative as to such provision to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, the parties agree to replace such provision with a provision that is legal, valid and enforceable and that will achieve, to the greatest extent possible, the economic, business and other purposes of such invalid or unenforceable provision. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all parties hereto.

(f)                                    No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(g)                                 Governing Law; Submission to Jurisdiction; Waivers; Consent to Service of Process; Waiver of Jury Trial. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada without regard to the conflict of law principles thereof. Each party hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or assigns shall be brought in the courts of the State of Nevada to the fullest extent permitted by Applicable Law and each of the parties hereto hereby (x) irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive personal jurisdiction of the aforesaid courts in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (y) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (z) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than the aforesaid courts. Any service of process to be made in such action or proceeding may be made by delivery of process in accordance with the notice provisions contained in Section 7(d). Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 7(g), (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this section.

(h)                                 Counterparts. This Agreement may be executed by facsimile and in multiple counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

(i)                                     Further Assurances. At the request of any party to another party or parties to this Agreement, such other party or parties shall execute and deliver such instruments or documents to evidence or further effectuate (but not to enlarge) the respective rights and obligations of the parties and to evidence and effectuate any termination of this Agreement.

(j)                                     Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity without the necessity of demonstrating the inadequacy of monetary damages.

(k)                                  Company Stop Transfer Agreement. The Company hereby acknowledges the restrictions on transfer of the Stockholder Shares contained in Section 5(c) hereof. The Company agrees not to, and to instruct its transfer agent not to, register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Stockholder Shares, unless such transfer is made pursuant to and in compliance with this Agreement.

(l)                                     Individual Performance. Notwithstanding anything in this Agreement to the contrary, no Stockholder shall be responsible or liable for the failure of any other Stockholder to comply with its obligations hereunder. Nothing in this Agreement shall be interpreted as creating a “group” (as such term is defined in the rules promulgated under the Securities Exchange Act of 1934, as amended) among the Stockholders.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, Parent, Merger Sub and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

HERBST GAMING, INC.

By:	/s/ Edward J. Herbst
Name: Edward J. Herbst
Title: Chairman, Chief Executive Officer
and President

HGI-CASINOS, INC.

By:	/s/ Edward J. Herbst
Name: Edward J. Herbst
Title: Chairman, Chief Executive Officer
and President

STOCKHOLDERS:

/s/ Cornelius T. Klerk
Cornelius T. Klerk

/s/ David R. Grundy
David R. Grundy

/s/ Deborah Lundgren
Deborah Lundgren

/s/ Doug Hayes
Doug Hayes

/s/ Ferenc B. Szony
Ferenc B. Szony

/s/ Jon N. Bengtson
Jon N. Bengtson

/s/ Larry Tuntland
Larry Tuntland

/s/ Louis J. Phillips
Louis J. Phillips

/s/ Pete Cladianos III
Pete Cladianos III

/s/ Pete Cladianos, Jr.
Pete Cladianos, Jr.

/s/ Robert J. Medeiros
Robert J. Medeiros

/s/ Katherene Latham
Katherene Latham

Bradley Cladianos 1996 Trust

/s/ Pete Cladianos III
Pete Cladianos III
Trustee

The Hannah Patricia Pauly Trust

/s/ Pete Cladianos Jr.
Pete Cladianos Jr.
Trustee

The Pete Cladianos III Trust

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Antonia Cladianos II Grantor Retained Annuity Trust

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Leslie Cladianos Grantor Retained Annuity Trust

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Pete Cladianos Jr. Trust FBO Pete Cladianos III

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Katherene Johnson Latham Trust FBO Pete Cladianos III

/s/ Pete Cladianos Jr

Pete Cladianos Jr.
Trustee

The Katherene Johnson Latham Trust FBO Leslie Cladianos

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Pete Cladianos Jr. Trust FBO Leslie Cladianos

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Pete Cladianos Jr. Trust FBO Antonia Cladianos II

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Katherene Johnson Latham Trust FBO Antonia Cladianos II

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Pete Cladianos Jr. Trust FBO Allison Cladianos

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Pete Cladianos Jr. Trust FBO Antonia Cladianos II Trust

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

The Pete Cladianos III Grantor Retained Annuity Trust

/s/ Pete Cladianos Jr
Pete Cladianos Jr.
Trustee

Antonia Cladianos
(held in street name Wachovia)

/s/ Pete Cladianos Jr

Pete Cladianos Jr.
Trustee

The Katherene J. Latham 1988 Trust

/s/ Katherene J. Latham
Katherene J. Latham
Trustee

Katherene Renee Lundgren UNIFTRF MIN ACT NV

/s/ Debra Lundgren
Debra Lundgren
Custodian

The Deborah R. Lundgren Family Trust

/s/ Debra Lundgren
Deborah R. Lundgren
Trustee

The Deborah R. Lundgren Family Trust

/s/ Debra Lundgren
Deborah R. Lundgren
Trustee

The Katherene Johnson Latham Trust FBO Katherene R. Lundgren

/s/ Debra Lundgren
Deborah Lundgren
Trustee

The Pete Cladianos Jr. FBO Katherene R. Lundgren

/s/ Debra Lundgren
Deborah Lundgren
Trustee

The Katherene Johnson Latham Trust FBO Gregory K. Lundgren

/s/ Debra Lundgren
Deborah Lundgren
Trustee

The Pete Cladianos Jr. Trust FBO Gregory K. Lundgren

/s/ Debra Lundgren
Deborah Lundgren
Trustee

The Katherene R. Lundgren Trust

/s/ Debra Lundgren
Deborah R. Lundgren
Trustee

The Gregory Kent Lundgren Trust

/s/ Debra Lundgren
Deborah R. Lundgren
Trustee

The Deborah R. Lundgren 1986 Trust

/s/ Debra Lundgren
Deborah R. Lundgren
Trustee

The Deborah R. Lundgren 1986 Trust

/s/ Debra Lundgren
Deborah R. Lundgren
Trustee

ACKNOWLEDGED AND AGREED TO
(with respect to Section 7(k)):

THE SANDS REGENT

By:	/s/ Ferenc B. Szony
Name: Ferenc B. Szony
Title: Chief Executive Officer